Homecomings Financial[GRAPHIC OMITTED]
A GMAC Company [GRAPHIC OMITTED]

      CERTIFICATION REGARDING COMPLIANCE WITH APPLICABLE SERVICING CRITERIA

1. Homecomings Financial, LLC ("Homecomings") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph
      (d) of Item 1122 of Regulation AB, as of and for the 4-month period ending April 30, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include
      (i) all SEC-registered transactions closed on or after January 1, 2006 and (ii) unregistered transactions where Homecomings has agreed to prepare an assessment of compliance in conformity with Item 1122 of Regulation AB, for which Homecomings acted as a servicer and involving first and second lien mortgage loans and home equity loans (the "HFN Primary Servicing Platform") as set forth in Appendix B hereto.

2. Homecomings has engaged certain vendors, which are not servicers as defined in Item 1101(j) of Regulation AB (the "Vendors"), to perform specific, limited or scripted activities, and Homecomings elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors' activities as set forth in Appendix A hereto. Homecomings has policies and procedures in place designed to provide reasonable assurance that the vendors activities comply in all material respects with the servicing criteria applicable to the vendors;

3. Except as set forth in paragraph 4 below, Homecomings used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" in Appendix A hereto are inapplicable to Homecomings based on the activities it performs, directly or through its Vendors, with respect to the HFN Primary Servicing Platform;

5. Homecomings has complied, in all material respects, with the applicable servicing criteria as of April 30, 2007 and for the Reporting Period with respect to the HFN Primary Servicing Platform taken as a whole, except as described in Appendix C hereto.

6. Homecomings has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of April 30, 2007 and for the Reporting Period with respect to the HFN Primary Servicing Platform taken as a whole;

7. Homecomings has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of April 30, 2007 and for the Reporting Period with respect to the HFN Primary Servicing Platform taken as a whole; and

8. PricewaterhouseCoopers LLP, a registered independent public accounting firm, has issued an attestation report on Homecomings's compliance with the applicable servicing criteria for the Reporting Period.



March 17, 2008
                                       Homecomings Financial, LLC

                                       By:     /s/ Anthony N. Renzi
                                       Name:   Anthony N. Renzi
                                       Title:  Managing Director


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

                                                             APPENDIX A

  ------------------------------------------------------------------------- ---------------------------------- ------------------
                                                                                                                 INAPPLICABLE
                                                                                       APPLICABLE                  SERVICING
                             SERVICING CRITERIA                                    SERVICING CRITERIA              CRITERIA
  ------------------------------------------------------------------------- ---------------------------------- ------------------
                                                                                                Performed by     NOT performed by
                                                                                               Vendor(s) for     Homecomings or
                                                                                                   which              by
                                                                               Performed       Homecomings is     subservicer(s)
                                                                                Directly            the           or vendor(s)
                                                                                   by           Responsible       retained by
      Reference                             Criteria                           Homecomings          Party          Homecomings
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
                                General Servicing Considerations
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(1)(i)       Policies and procedures are instituted to monitor                                                X
                      any performance or other triggers and events of
                      default in accordance with the transaction
                      agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(1)(ii)      If any material servicing activities are outsourced
                      to third parties, policies and procedures are                X
                      instituted to monitor the third party's performance
                      and compliance with such servicing activities.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(1)(iii)     Any requirements in the transaction agreements to                                                X
                      maintain a back-up servicer for the pool assets are
                      maintained.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(1)(iv)      A fidelity bond and errors and omissions policy is
                      in effect on the party participating in the
                      servicing function throughout the reporting period           X
                      in the amount of coverage required by and otherwise
                      in accordance with the terms of the transaction
                      agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
                               Cash Collection and Administration
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(2)(i)       Payments on pool assets are deposited into the               X               X(1)
                      appropriate custodial bank accounts and related
                      bank clearing accounts no more than two business
                      days following receipt, or such other number of
                      days specified in the transaction agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(2)(ii)      Disbursements made via wire transfer on behalf of
                      an obligor or to an investor are made only by                X
                      authorized personnel.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(2)(iii)     Advances of funds or guarantees regarding
                      collections, cash flows or distributions, and any            X
                      interest or other fees charged for such advances,
                      are made, reviewed and approved as specified in the
                      transaction agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(2)(iv)      The related accounts for the transaction, such as
                      cash reserve accounts or accounts established as a
                      form of overcollateralization, are separately                                                    X
                      maintained (e.g., with respect to commingling of
                      cash) as set forth in the transaction agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(2)(v)       Each custodial account is maintained at a federally
                      insured depository institution as set forth in the
                      transaction agreements. For purposes of this                 X
                      criterion, "federally insured depository
                      institution" with respect to a foreign financial
                      institution means a foreign financial institution
                      that meets the requirements of Rule 13k-1(b)(1) of
                      the Securities Exchange Act.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(2)(vi)      Unissued checks are safeguarded so as to prevent
                      unauthorized access.                                         X
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------




  ------------------------------------------------------------------------- ---------------------------------- ------------------
                                                                                                                 INAPPLICABLE
                                                                                       APPLICABLE                  SERVICING
                             SERVICING CRITERIA                                    SERVICING CRITERIA              CRITERIA
  ------------------------------------------------------------------------- ---------------------------------- ------------------
                                                                                                Performed by     NOT performed by
                                                                                               Vendor(s) for     Homecomings or
                                                                                                   which              by
                                                                               Performed       Homecomings is     subservicer(s)
                                                                                Directly            the           or vendor(s)
                                                                                   by           Responsible       retained by
      Reference                             Criteria                           Homecomings          Party          Homecomings
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis for
                      all asset-backed securities related bank accounts,
                      including custodial accounts and related bank
                      clearing accounts. These reconciliations are (A)
                      mathematically accurate; (B) prepared within 30              X
                      calendar days after the bank statement cutoff date,
                      or such other number of days specified in the
                      transaction agreements; (C) reviewed and approved
                      by someone other than the person who prepared the
                      reconciliation; and (D) contain explanations for
                      reconciling items. These reconciling items are
                      resolved within 90 calendar days of their original
                      identification, or such other number of days
                      specified in the transaction agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
                               Investor Remittances and Reporting
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(3)(i)       Reports to investors, including those to be filed                                                X
                      with the Commission, are maintained in accordance
                      with the transaction agreements and applicable
                      Commission requirements. Specifically, such reports
                      (A) are prepared in accordance with timeframes and
                      other terms set forth in the transaction
                      agreements; (B) provide information calculated in
                      accordance with the terms specified in the
                      transaction agreements; (C) are filed with the
                      Commission as required by its rules and
                      regulations; and (D) agree with investors' or the
                      trustee's records as to the total unpaid principal
                      balance and number of pool assets serviced by the
                      Servicer.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(3)(ii)      Amounts due to investors are allocated and remitted                                              X
                      in accordance with timeframes, distribution
                      priority and other terms set forth in the
                      transaction agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(3)(iii)     Disbursements made to an investor are posted within
                      two business days to the Servicer's investor                 X
                      records, or such other number of days specified in
                      the transaction agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(3)(iv)      Amounts remitted to investors per the investor
                      reports agree with cancelled checks, or other form           X
                      of payment, or custodial bank statements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
                                   Pool Asset Administration
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(i)       Collateral or security on pool assets is maintained                                              X
                      as required by the transaction agreements or
                      related mortgage loan documents.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(ii)      pool asset and related documents are safeguarded as                                              X
                      required by the transaction agreements
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(iii)     Any additions, removals or substitutions to the                                                  X
                      asset pool are made, reviewed and approved in
                      accordance with any conditions or requirements in
                      the transaction agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(iv)      Payments on pool assets, including any payoffs,              X               X(1)
                      made in accordance with the related pool asset
                      documents are posted to the Servicer's obligor
                      records maintained no more than two business days
                      after receipt, or such other number of days
                      specified in the transaction agreements, and
                      allocated to principal, interest or other items
                      (e.g., escrow) in accordance with the related pool
                      asset documents.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(v)       The Servicer's records regarding the pool assets
                      agree with the Servicer's records with respect to            X
                      an obligor's unpaid principal balance.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------




  ------------------------------------------------------------------------- ---------------------------------- ------------------
                                                                                                                 INAPPLICABLE
                                                                                       APPLICABLE                  SERVICING
                             SERVICING CRITERIA                                    SERVICING CRITERIA              CRITERIA
  ------------------------------------------------------------------------- ---------------------------------- ------------------
                                                                                                Performed by     NOT performed by
                                                                                               Vendor(s) for     Homecomings or
                                                                                                   which              by
                                                                               Performed       Homecomings is     subservicer(s)
                                                                                Directly            the           or vendor(s)
                                                                                   by           Responsible       retained by
      Reference                             Criteria                           Homecomings          Party          Homecomings
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(vi)      Changes with respect to the terms or status of an
                      obligor's pool assets (e.g., loan modifications or           X
                      re-agings) are made, reviewed and approved by
                      authorized personnel in accordance with the
                      transaction agreements and related pool asset
                      documents.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(vii)     Loss mitigation or recovery actions (e.g.,
                      forbearance plans, modifications and deeds in lieu           X
                      of foreclosure, foreclosures and repossessions, as
                      applicable) are initiated, conducted and concluded
                      in accordance with the timeframes or other
                      requirements established by the transaction
                      agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(viii)    Records documenting collection efforts are
                      maintained during the period a pool asset is
                      delinquent in accordance with the transaction
                      agreements. Such records are maintained on at least          X
                      a monthly basis, or such other period specified in
                      the transaction agreements, and describe the
                      entity's activities in monitoring delinquent pool
                      assets including, for example, phone calls, letters
                      and payment rescheduling plans in cases where
                      delinquency is deemed temporary (e.g., illness or
                      unemployment).
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(ix)      Adjustments to interest rates or rates of return
                      for pool assets with variable rates are computed             X
                      based on the related pool asset documents.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(x)       Regarding any funds held in trust for an obligor
                      (such as escrow accounts): (A) such funds are
                      analyzed, in accordance with the obligor's pool
                      asset documents, on at least an annual basis, or             X
                      such other period specified in the transaction
                      agreements; (B) interest on such funds is paid, or
                      credited, to obligors in accordance with applicable
                      pool asset documents and state laws; and (C) such
                      funds are returned to the obligor within 30
                      calendar days of full repayment of the related pool
                      assets, or such other number of days specified in
                      the transaction agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(xi)      Payments made on behalf of an obligor (such as tax           X               X(2)
                      or insurance payments) are made on or before the
                      related penalty or expiration dates, as indicated
                      on the appropriate bills or notices for such
                      payments, provided that such support has been
                      received by the Servicer at least 30 calendar days
                      prior to these dates, or such other number of days
                      specified in the transaction agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(xii)     Any late payment penalties in connection with any
                      payment to be made on behalf of an obligor are paid          X
                      from the Servicer's funds and not charged to the
                      obligor, unless the late payment was due to the
                      obligor's error or omission.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(xiii)    Disbursements made on behalf of an obligor are               X               X(2)
                      posted within two business days to the obligor's
                      records maintained by the Servicer, or such other
                      number of days specified in the transaction
                      agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible
                      accounts are recognized and recorded in accordance           X
                      with the transaction agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------
  1122(d)(4)(xv)      Any external enhancement or other support,
                      identified in Item 1114(a)(1) through (3) or Item            X
                      1115 of Regulation AB, is maintained as set forth
                      in the transaction agreements.
  ------------------- ----------------------------------------------------- ----------------- ---------------- ------------------

(1) A vendor posts cash receipts received via lockbox submission to Homecomings' lockbox clearing account.

(2) A vendor provides certain information to Homecomings to assist Homecomings in making tax and insurance payments on behalf of certain obligors.

                                   APPENDIX B

2007-KS3              2006-HSA2             2006-QO7             2006-S12
2007-KS4              2006-HSA3             2006-QO8             2006-S2
2007-QA1              2006-HSA4             2006-QO9             2006-S3
2007-QA2              2006-HSA5             2006-QS1             2006-S4
2007-QA3              2006-KS1              2006-QS10            2006-S5
2007-QH1              2006-KS2              2006-QS11            2006-S6
2007-QH2              2006-KS3              2006-QS12            2006-S7
2007-QH3              2006-KS4              2006-QS13            2006-S8
2007-QH4              2006-KS5              2006-QS14            2006-S9
2007-QO1              2006-KS6              2006-QS15            2006-SA1
2007-QO2              2006-KS7              2006-QS16            2006-SA2
2007-QO3              2006-KS8              2006-QS17            2006-SP1
2007-QS1              2006-KS9              2006-QS18            2006-SP2
2007-QS2              2006-NC1              2006-QS2             2006-SP3
2007-QS3              2006-NC2              2006-QS3             2006-SP4
2007-QS4              2006-NC3              2006-QS4             2006-WH1
2007-QS5              2006-QA1              2006-QS5             2006-WH11
2007-QS6              2006-QA10             2006-QS6             2006-QWH8
2007-RS1              2006-QA11             2006-QS7             2006-QWH20
2007-RZ1              2006-QA2              2006-QS8
2007-S1               2006-QA3              2006-QS9
2007-S2               2006-QA4              2006-RS1
2007-S3               2006-QA5              2006-RS2
2007-S4               2006-QA6              2006-RS3
2007-SA1              2006-QA7              2006-RS4
2007-SA2              2006-QA8              2006-RS5
2007-SP1              2006-QA9              2006-RS6
2006-EFC1             2006-QH1              2006-RZ1
2006-EFC2             2006-QO1              2006-RZ2


2006-HI1
2006-HI2
2006-HI3
2006-HI4
2006-HI5
2006-HSA1
2006-QO10
2006-QO2
2006-QO3
2006-QO4
2006-QO5
2006-QO6
2006-RZ3
2006-RZ4
2006-RZ5
2006-S1
2006-S10
2006-S11
2006-SA3
2006-SA4

2007-KS1
2007-KS2
2007-EMX1
2007-HSA2
2007-HSA1
2007-HI1

2007-2N
2007-DBALT-OA1
2007-DBALT-RAMP1
2007-GSR-AR1
2007-GSR-HEL1
2007-HV2
2007-LUM-2
2007-LXS-4N LEHMAN
2007-MANA-A2
2007-SARM-3 LEHMAN
2007-ACE SL1
2007-HALO AR1
2007-MARM1
2007-RFC1 CCM
2006-18N
2006-BAFC6
2006-CMLT1 AAR7
2006-D
2006-DBALT-AF1
2006-GSAA1
2006-GSAMP HE8
2006-GSR-AR2
2006-LUM3
2006-MARM-OA3
2006-RFC1 CCM
2006-BAFC-5
2006-DBALT-AR1
2006-LUM-5
2006-LUM-6
2006-MARM-OA1
2006-MARM-OA2
2006-BAFC-1

2006-POWH13
2006-POWH13B
2006-POWH16B
2006-POWH18B
2006-WH12
2006-HWH10
2006-POWH16
2006-POWH17
2006-POWH17B
2006-POWH18

2006-HWH17
2003-PTWH18

                                   APPENDIX C


1. Certain refunds resulting from payoff transactions were not returned to the obligor within 30 calendar days of full repayment of the related pool asset, as required by criteria 1122(d)(4)(x)(C).


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